Note 21 - Non-current Assets Held for Sale	12 Months Ended
Dec. 31, 2018
Non-current Assets Held For Sale Abstract
Disclosure of Non-current Assets Held For Sale

21. Non-current assets held for sale

On December 19, 2018, the Board of Directors agreed to a plan to sell a group of real property assets located in Argentina. Therefore, these assets, the value of which, as of December 31, 2018 amounts to 108,339, were classified as “Non-current assets held for sale”, after the efforts to sell that group of assets began.

During November 2017, the Board of Directors agreed to a plan to sell its ownership interest in Prisma Medios de Pago S.A., and therefore the accounting balance of that ownership interest is presented as “Assets held for sale”, for an amount of 433,597 and 289,945 as of December 31, 2018 and 2017, respectively. The sale of 51% of the Bank’s shareholding in such company was completed on February 1, 2019.